SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    July 3, 2003

MOVING BYTES INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

000-30058 (Commission File Number)	52-2267986 (IRS Employer Identification No.)

5858 Horton St., Ste. 101, Emeryville, California (Address of Principal Executive Offices)	94608 (Zip Code)

(510) 985-1033
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

Exhibit Number 99.1	Description Press Release dated July 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving Bytes Inc. (Registrant)

Date: July 3, 2003	By: /s/ Mark Smith Name: Mark Smith Title: President and Director